POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

SUPPLEMENT DATED NOVEMBER 17, 2016 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 29, 2016, AS PREVIOUSLY SUPPLEMENTED

SEPTEMBER 21, 2016 AND JULY 29, 2016 OF:

PowerShares DB Optimum Yield Diversified Commodity Strategy Portfolio

Important Notice Regarding Change in the Name for the

DB Optimum Yield Diversified Commodity Strategy Portfolio (the “Fund”)

Effective close of the markets on November 17, 2016, the name of the Fund will change to the PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio. Therefore, on that date, all references to the name of the Fund in the summary prospectus are replaced with PowerShares Optimum Yield Diversified Commodity Strategy No K-1 Portfolio.

There will be no change to the investment objective or investment strategies of the Fund.

Please Retain This Supplement For Future Reference.

P-PDBC-SUMPRO-1-SUP-3 111716